                                                   SUPPLEMENT A-1

                                         NATIONAL GRID USA AND SUBSIDIARIES

                                         CONSOLIDATING STATEMENTS OF INCOME

                                          FOR THE YEAR ENDED MARCH 31, 2002

                                            CONSOLIDATING BALANCE SHEETS

                                                  AT MARCH 31, 2002

                                       CONSOLIDATING STATEMENTS OF CASH FLOWS

                                          FOR THE YEAR ENDED MARCH 31, 2002

                                    CONSOLIDATING STATEMENTS OF RETAINED EARNINGS

                                          FOR THE YEAR ENDED MARCH 31, 2002

(PAGE)
                                   NATIONAL GRID USA AND SUBSIDIARIES CONSOLIDATED

                                          INDEX OF CONSOLIDATED WORKSHEETS

                                              YEAR ENDED MARCH 31, 2002

                                                                                                     National Grid USA   Niagara Mohawk     Niagara Mohawk      Opinac NA
                                                                                                                            Holdings         Power Corp.
Consolidating Statement of Income                                                                            1                  5                 9                13
Consolidating Balance Sheet                                                                                  2                  6                 10               14
Consolidating Statement of Cash Flows                                                                        3                  7                 11               15
Consolidating Statement of Retained Earnings                                                                 4                  8                 12               16

                                                                   INDEX OF INDIVIDUAL COMPANY STATEMENTS

                                                                                                       Statement of       Balance Sheet      Statement of       Retained
                                                                                                          Income                              Cash Flows        Earnings
NATIONAL GRID USA (NGUSA PARENT)                                                                             1                  2                 3                 4
NEW ENGLAND POWER COMPANY (NEP)                                                                              1                  2                 3                 4
MASSACHUSETTS ELECTRIC COMPANY (MASS ELECTRIC)                                                               1                  2                 3                 4
THE NARRAGANSETT ELECTRIC COMPANY (NARR ELECTRIC)                                                            1                  2                 3                 4
GRANITE STATE ELECTRIC COMPANY (GRANITE STATE)                                                               1                  2                 3                 4
NANTUCKET ELECTRIC COMPANY (NANT ELECTRIC)                                                                   1                  2                 3                 4
NEW ENGLAND HYDRO-TRANSMISSION ELECTRIC COMPANY, INC. (NEHTECI)                                              1                  2                 3                 4
NEW ENGLAND HYDRO-TRANSMISSION CORPORATION (NEHTC)                                                           1                  2                 3                 4
NEW ENGLAND ELECTRIC TRANSMISSION CORPORATION (NEET)                                                         1                  2                 3                 4
NATIONAL GRID TRANSMISSION SERVICE CORP (NG TRANS SERVICE CORP)                                              1                  2                 3                 4
WAYFINDER GROUP, INC. (WAYFINDER)                                                                            1                  2                 3                 4
NEES COMMUNICATIONS, INC. (NEESCOM)                                                                          1                  2                 3                 4
NEES ENERGY, INC. (NEES ENERGY)                                                                              1                  2                 3                 4
EUA ENERGY INVESTMENT (EUA ENERGY INV)                                                                       1                  2                 3                 4
METROWEST REALTY LLC (METROWEST)                                                                             1                  2                 3                 4
NATIONAL GRID USA SERVICE COMPANY, INC. (NGUSA SERVICE COMPANY)                                              1                  2                 3                 4
NIAGARA MOHAWK HOLDINGS, INC. (NMH, INC.)                                                                    5                  6                 7                 8
NIAGARA MOHAWK POWER CORPORATION (NMPC)                                                                      9                 10                 11               12
NIAGARA MOHAWK RECEIVABLES CORPORATION II (NMR CORP II)                                                      9                 10                 11               12
NIAGARA MOHAWK RECEIVABLES LLC (NMR LLC)                                                                     9                 10                 11               12
OPINAC NORTH AMERICA, INC. (OPINAC NA)                                                                      13                 14                 15               16
OPINAC ENERGY CORPORATION (OPINAC ENERGY)                                                                   13                 14                 15               16

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Page 1A
                                                  NATIONAL GRID USA
                                           CONSOLIDATING INCOME STATEMENT
                                              YEAR ENDED MARCH 31, 2002
                                 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                 NGUSA                         MASS           NARR          GRANITE         NANT                                                     NG TRANS
                                                                PARENT           NEP         ELECTRIC       ELECTRIC         STATE        ELECTRIC       NEHTECI         NEHTC          NEET          SERVICE
                                                                                                                                                                                                       CORP

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUE                                                                    560.4        2,033.1          731.9           79.2          18.3           31.2           26.9            7.4            0.1
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Operating expenses:
Fuel for generation                                                                    5.4
Purchased electric energy                                                            298.2        1,317.4          438.7           50.2           8.9
Gas purchased
Other operation                                                         6.3           56.8          404.1          107.5           14.9           3.5            3.7            9.0            0.9            0.3
Maintenance                                                                           17.3           40.4           18.4            1.8           0.5            0.9            0.1            0.3
Depreciation and amortization                                                         30.6           81.9           34.8            3.0           2.4            8.9            5.9            4.7
Taxes, other than income taxes                                          0.1           18.2           39.2           47.8            1.8           0.5            3.2            2.7            0.4
Income taxes                                                            3.3           47.6           45.0           24.3            2.7           0.2            3.1            2.3                         (0.1)
-------------------------------------------------------------
                                                            ------------------------------------------------------------------------------------------------------------------------------------------------------
Total operating expenses                                                9.7          474.1        1,928.0          671.5           74.4          16.0           19.8           20.0            6.3            0.2
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME                                                      (9.7)           86.3          105.1           60.4            4.8           2.3           11.4            6.9            1.1          (0.1)
Other income:
Allowance for equity funds used during construction                                    1.1
Equity in income of companies                                         230.1            3.3
Other income (expense), net                                            24.7            0.8            6.7          (0.4)                          0.2            0.1
-------------------------------------------------------------
                                                            ------------------------------------------------------------------------------------------------------------------------------------------------------
Operating and other income                                            245.1           91.5          111.8           60.0            4.8           2.5           11.5            6.9            1.1          (0.1)
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Interest:
Interest on long-term debt                                                            11.4           27.5           10.7            1.1           1.6            5.5            3.3            0.5
Other interest                                                          1.1            3.5           12.0            4.3            0.2           0.1                                          0.1
Allowance for borrowed funds used during construction                                (0.2)          (0.3)          (0.1)
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total interest                                                          1.1           14.7           39.2           14.9            1.3           1.7            5.5            3.3            0.6
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Income after interest                                                 244.0           76.8           72.6           45.1            3.5           0.8            6.0            3.6            0.5          (0.1)
Preferred dividends and net (gain)/loss on
    reacquisition of preferred stock of subsidiaries
Minority interests
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                    $244.0          $76.8          $72.6          $45.1           $3.5          $0.8           $6.0           $3.6           $0.5         ($0.1)
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(PAGE)
Page 1B
                                                  NATIONAL GRID USA
                                           CONSOLIDATING INCOME STATEMENT
                                              YEAR ENDED MARCH 31, 2002
                                 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
                                                     (Continued)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                               NEES            EUA           METRO          NGUSA               NMH                     TOTAL                    NGUSA
                                                               WAYFINDER       NEESCOM        ENERGY         ENERGY          WEST          SERVICE          CONSOLIDATED             ADJUSTMENTS             CONSOLIDATED
                                                                                                               INV                         COMPANY                                  & ELIMINATIONS
                                                                                                                                                                                     INCR/(DECR)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUE                                                                     19.6                                          1.2                                  689.7                   (359.1)                3,839.9
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Operating expenses:
Fuel for generation                                                                                                                                                                                                         5.4
Purchased electric energy                                                                                                                                                231.7                   (318.5)                2,026.6
Gas purchased                                                                                                                                                             83.5                                             83.5
Other operation                                                         0.3           11.0            0.4                                                                118.6                    (40.7)                  696.6
Maintenance                                                                                                                                                               36.0                       0.0                  115.7
Depreciation and amortization                                                          3.5                                          0.3                                   60.8                                            236.8
Taxes, other than income taxes                                                         0.9                                                                                40.9                     (0.0)                  155.7
Income taxes                                                            0.1            1.8          (0.6)            0.1                                                  26.9                     (0.4)                  156.3
-------------------------------------------------------------
                                                            --------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total operating expenses                                                0.4           17.2          (0.2)            0.1            0.3                                  598.4                   (359.6)                3,476.6
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME                                                      (0.4)            2.4            0.2          (0.1)            0.9                                   91.3                       0.5                  363.3
Other income:
Allowance for equity funds used during construction                                                                                                                        0.2                                              1.3
Equity in income of companies                                                        (0.1)                                                                                 0.9                   (230.1)                    4.1
Other income (expense), net                                             0.6            0.1                           0.6                           0.5                     6.4                    (14.7)                   25.6
-------------------------------------------------------------
                                                            --------------------------------------------------------------------------------------------------------------------------------------------------------------------
Operating and other income                                              0.2            2.4            0.2            0.5            0.9            0.5                    98.8                   (244.3)                  394.3
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Interest:
Interest on long-term debt                                                                                                                                                59.4                                            121.0
Other interest                                                          0.1            0.1            0.1                                                                  9.2                     (6.7)                   24.1
Allowance for borrowed funds used during construction                                                                                                                    (0.2)                                            (0.8)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total interest                                                          0.1            0.1            0.1                                                                 68.4                     (6.7)                  144.3
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Income after interest                                                   0.1            2.3            0.1            0.5            0.9            0.5                    30.4                   (237.6)                  250.0
Preferred dividends and net (gain)/loss on
    reacquisition of preferred stock of subsidiaries                                                                                                                                                 1.6                    1.6
Minority interests                                                                                                                                                                                   4.4                    4.4
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                      $0.1           $2.3           $0.1           $0.5           $0.9           $0.5                   $30.4                  ($243.6)                 $244.0
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(PAGE)

Page 2A
                                                  NATIONAL GRID USA
                                             CONSOLIDATING BALANCE SHEET
                                                  AT MARCH 31, 2002
                                 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                  NGUSA                        MASS           NARR          GRANITE         NANT                                                      NG TRANS
                                                                 PARENT          NEP         ELECTRIC       ELECTRIC         STATE        ELECTRIC        NEHTECI         NEHTC          NEET          SERVICE
                                                                                                                                                                                                        CORP

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
ASSETS
      Utility plant, at original cost                                                909.0        2,140.3        1,070.0           83.7           46.6          220.6          167.9           91.1
      Less accumulated depreciation and amortization                                 329.9          771.5          371.7           30.1           13.8           99.4           65.7           72.0
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                     579.1        1,368.8          698.3           53.6           32.8          121.2          102.2           19.1
      Construction work in progress                                                    7.5            7.4            2.1            0.2            0.7
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
      Net utility plant                                                              586.6        1,376.2          700.4           53.8           33.5          121.2          102.2           19.1
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
      Investments in nuclear power companies, at equity                               40.3
      Investments in other subsidiaries, at equity                   7,002.6
      Other investments at cost                                         45.3          30.3
      Current assets                                                   494.0         392.5          338.2           98.7           12.4            5.2            5.6            0.4            0.4            0.2
      Goodwill, net of amortization                                                  338.2        1,023.3          496.6           19.7           15.6
      Deferred charges and other assets                                 12.0       1,352.3          146.6          161.2            7.2            2.8            3.5            4.2            0.1
--------------------------------------------------------------
                                                             ------------------------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                  $7,553.9      $2,740.2       $2,884.3       $1,456.9          $93.1          $57.1         $130.3         $106.8          $19.6           $0.2
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
CAPITALIZATION AND LIABILITIES
      Common equity                                                  7,416.1         941.1        1,661.2          923.8           51.4           23.2           37.8           23.0            0.8          (0.3)
      Minority interests in consolidated subsidiaries
      Cumulative preferred stock                                                       1.4           10.3            7.2
      Long-term debt                                                                 410.3          322.8           94.6           15.0           23.1           49.0           29.1            0.9            0.4
--------------------------------------------------------------
                                                             ------------------------------------------------------------------------------------------------------------------------------------------------------
      Total capitalization                                           7,416.1       1,352.8        1,994.3        1,025.6           66.4           46.3           86.8           52.1            1.7            0.1
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
      Current liabilities:
      Long-term debt due within 1 year                                                               45.0           22.5                           1.5            6.5            4.0            2.7
      Short-term debt                                                   73.0                        176.6           47.3                           0.6                           0.3            4.9
      Other current liabilities                                         51.5         238.2          260.9          100.2           13.9            4.5            3.9            4.4            1.7            0.1
--------------------------------------------------------------
                                                             ------------------------------------------------------------------------------------------------------------------------------------------------------
      Total current liabilities                                        124.5         238.2          482.5          170.0           13.9            6.6           10.4            8.7            9.3            0.1
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
      Deferred federal and state income taxes                          (3.8)         257.3          188.2          106.8            5.3            2.0           24.9           19.7            6.5
      Unamortized investment tax credits                                               8.8           13.3            7.4            0.6            0.1            8.2            4.8            1.7
      Other reserves and deferred credits                               17.1         883.1          206.0          147.1            6.9            2.1                          21.5            0.4
--------------------------------------------------------------
                                                             ------------------------------------------------------------------------------------------------------------------------------------------------------
      Total capitalization and liabilities                          $7,553.9      $2,740.2       $2,884.3       $1,456.9          $93.1          $57.1         $130.3         $106.8          $19.6           $0.2
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(PAGE)

Page 2B
                                                  NATIONAL GRID USA
                                             CONSOLIDATING BALANCE SHEET
                                                  AT MARCH 31, 2002
                                 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
                                                     (Continued)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NEES           EUA           METRO          NGUSA               NMH                   TOTAL                NGUSA
                                                                 WAYFINDER       NEESCOM        ENERGY         ENERGY         WEST          SERVICE          CONSOLIDATED           ADJUSTMENTS          CONSOLIDATED
                                                                                                                INV                         COMPANY                                & ELIMINATIONS
                                                                                                                                                                                    INCR/(DECR)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
ASSETS
       Utility plant, at original cost                                                                                                             15.8                 6,650.4                                  11,395.4
       Less accumulated depreciation and amortization                                                                                               4.6                 2,226.5                                   3,985.2
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                                   11.2                 4,423.9                                   7,410.2
       Construction work in progress                                                                                                                                      181.2                                     199.1
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
       Net utility plant                                                                                                                           11.2                 4,605.1                                   7,609.3
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
       Investments in nuclear power companies, at equity                                                                                                                                                             40.3
       Investments in other subsidiaries, at equity                                      0.2                                                                                                (6,985.2)                17.6
       Other investments at cost                                          2.2          100.6                                        10.2          113.6                    95.8                  14.2               412.2
       Current assets                                                     0.1            3.9            1.9          15.5                          69.1                   991.2               (940.5)             1,488.8
       Goodwill, net of amortization                                                   121.4                                                                            1,135.5                                   3,150.3
       Deferred charges and other assets                                  2.0           13.2                          0.3                         106.4                 5,350.1                  77.5             7,239.4
---------------------------------------------------------------
                                                              ------------------------------------------------------------------------------------------------------------------------------------------------------------
       Total assets                                                      $4.3         $239.3           $1.9         $15.8          $10.2         $300.3               $12,177.7            ($7,834.0)           $19,957.9
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
CAPITALIZATION AND LIABILITIES
       Common equity                                                    (5.2)          123.5          (6.5)          16.4            4.0            8.7                 3,101.1             (6,906.6)             7,413.5
       Minority interests in consolidated subsidiaries                                                                                                                                           28.1                28.1
       Cumulative preferred stock                                                                                                                                         100.4                 (0.0)               119.3
       Long-term debt                                                     8.7          105.5            5.8                          5.8                                4,146.7               (126.3)             5,091.4
---------------------------------------------------------------
                                                              ------------------------------------------------------------------------------------------------------------------------------------------------------------
       Total capitalization                                               3.5          229.0          (0.7)          16.4            9.8            8.7                 7,348.2             (7,004.8)            12,652.3
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
       Current liabilities:
       Long-term debt due within 1 year                                                                                                                                   544.6                 (0.0)               626.8
       Short-term debt                                                                                                                              3.8                   343.0               (576.5)                73.0
       Other current liabilities                                          0.8            8.0            2.6                          0.4           49.0                   495.0               (146.8)             1,088.3
---------------------------------------------------------------
                                                              ------------------------------------------------------------------------------------------------------------------------------------------------------------
       Total current liabilities                                          0.8            8.0            2.6                          0.4           52.8                 1,382.6               (723.3)             1,788.1
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
       Deferred federal and state income taxes                                         (0.7)                        (1.0)                        (19.0)                 1,070.9                (15.3)             1,641.8
       Unamortized investment tax credits                                                                                                                                  49.1                                      94.0
       Other reserves and deferred credits                                               3.0                          0.4                         257.8                 2,326.9                (90.6)             3,781.7
---------------------------------------------------------------
                                                              ------------------------------------------------------------------------------------------------------------------------------------------------------------
       Total capitalization and liabilities                              $4.3         $239.3           $1.9         $15.8          $10.2         $300.3               $12,177.7            ($7,834.0)           $19,957.9
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(PAGE)

Page 3A
                                                  NATIONAL GRID USA
                                        CONSOLIDATING STATEMENT OF CASH FLOWS
                                              YEAR ENDED MARCH 31, 2002
                                 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                            NGUSA                         MASS           NARR          GRANITE         NANT                                                     NG TRANS
                                                                           PARENT           NEP         ELECTRIC       ELECTRIC         STATE        ELECTRIC        NEHTECI        NEHTC          NEET          SERVICE
                                                                                                                                                                                                                  CORP

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
  Net income                                                                     244.0           76.8           72.5           45.2            3.5            0.8            6.0           3.6            0.5          (0.1)
  Adjustments to reconcile net income to net
      cash provided by (used in) operating activities:
    Decrease (increase) in undistributed earnings of subsidiaries              (225.7)
    Depreciation and amortization                                                                86.4           82.1           34.8            3.0            2.4            8.9           5.9            4.7
    Deferred income taxes and investment tax credits, net                          0.3         (16.1)         (38.7)         (17.3)          (0.7)                           0.5           0.2          (2.1)
    Allowance for funds used during construction                                                (1.2)          (0.3)          (0.1)          (0.1)
    Minority interests
    Decrease (increase) in other current assets                                  (1.0)           17.5           19.6           51.5            3.1            0.6          (0.2)         (0.4)          (0.3)          (0.1)
    Decrease (increase) in regulatory and other non-current assets                              146.0          101.0
    Increase (decrease) in payables and other current liabilities                 27.0         (49.0)         (63.5)         (16.6)            0.9            0.6            1.0           0.6          (0.1)
    Increase (decrease) in purchased power obligations                                        (127.1)
    Increase (decrease) in other non-current liabilities                                       (34.2)
    Other, net                                                                    74.5            0.4            8.6           18.6          (0.6)            0.4            1.2
------------------------------------------------------------------------
                                                                       ------------------------------------------------------------------------------------------------------------------------------------------------------

  Net cash provided by (used in) operating activities                           $119.1          $99.5         $181.3         $116.1           $9.1           $4.8          $17.4          $9.9           $2.7         ($0.2)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

INVESTING ACTIVITIES:
  Acquisition of Niagara Mohawk                                                 (63.5)
  Plant expenditures, excluding allowance for funds
      Used during construction                                                                 (46.9)        (131.5)         (54.6)          (4.4)          (2.1)
  Change in assets held for sale
  Decrease (increase) in other investing activities                              (0.4)           28.6            0.5          (0.1)            0.1
------------------------------------------------------------------------
                                                                       ------------------------------------------------------------------------------------------------------------------------------------------------------

  Net cash provided by (used in) investing activities                          ($63.9)        ($18.3)       ($131.0)        ($54.7)         ($4.3)         ($2.1)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(PAGE)

Page 3B
                                                  NATIONAL GRID USA
                                        CONSOLIDATING STATEMENT OF CASH FLOWS
                                              YEAR ENDED MARCH 31, 2002
                                 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
                                                     (Continued)

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NEES            EUA           METRO          NGUSA               NMH                  TOTAL               NGUSA
                                                                          WAYFINDER       NEESCOM        ENERGY         ENERGY          WEST          SERVICE          CONSOLIDATED          ADJUSTMENTS         CONSOLIDATED
                                                                                                                          INV                         COMPANY                               & ELIMINATIONS
                                                                                                                                                                                             INCR/(DECR)
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
  Net income                                                                       0.1            2.3            0.1            0.5            0.9            0.5                    30.4             (243.6)               244.0
  Adjustments to reconcile net income to net
      cash provided by (used in) operating activities:
    Decrease (increase) in undistributed earnings of subsidiaries                                                                                                                                       225.7
    Depreciation and amortization                                                                 3.5                                          0.3                                   60.7               (0.2)               292.5
    Deferred income taxes and investment tax credits, net                                       (0.9)                                                         3.6                                        38.7              (32.5)
    Allowance for funds used during construction                                                                                                                                    (0.3)                                   (2.0)
    Minority interests                                                                                                                                                                                    4.4                 4.4
    Decrease (increase) in other current assets                                                   0.2           17.1            4.1                        (29.5)                  (85.3)             (234.1)             (237.2)
    Decrease (increase) in regulatory and other non-current assets                                                                                                                (114.2)               167.3               300.1
    Increase (decrease) in payables and other current liabilities                  0.7            0.7          (4.3)          (0.3)            0.1           17.8                  (43.8)              (47.8)             (176.0)
    Increase (decrease) in purchased power obligations                                                                                                                                                                    (127.1)
    Increase (decrease) in other non-current liabilities                                                                                                                                               (49.9)              (84.1)
    Other, net                                                                     2.0          (0.7)                                        (0.3)          (7.8)                   140.6                17.8               254.7
------------------------------------------------------------------------
                                                                       -----------------------------------------------------------------------------------------------------------------------------------------------------------

  Net cash provided by (used in) operating activities                             $2.8           $5.1          $12.9           $4.3           $1.0        ($15.4)                 ($11.9)            ($121.7)              $436.8
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

INVESTING ACTIVITIES:
  Acquisition of Niagara Mohawk                                                                                                                                                                         335.0               271.5
  Plant expenditures, excluding allowance for funds
      used during construction                                                                                                                                                     (25.3)              (39.6)             (304.4)
  Change in assets held for sale                                                                                                                                                                        (0.2)               (0.2)
  Decrease (increase) in other investing activities                                            (28.8)                                          0.3         (11.0)                    13.0                25.9                28.1
------------------------------------------------------------------------
                                                                       -----------------------------------------------------------------------------------------------------------------------------------------------------------

  Net cash provided by (used in) investing activities                                         ($28.8)                                         $0.3        ($11.0)                 ($12.3)              $321.1              ($5.0)
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(PAGE)

Page 3C
                                                  NATIONAL GRID USA
                                        CONSOLIDATING STATEMENT OF CASH FLOWS
                                              YEAR ENDED MARCH 31, 2002
                                 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
                                                     (Continued)

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                               NGUSA                        MASS           NARR          GRANITE         NANT                                                      NG TRANS
                                                                              PARENT          NEP         ELECTRIC       ELECTRIC         STATE        ELECTRIC        NEHTECI         NEHTC          NEET         SERVICE
                                                                                                                                                                                                                     CORP

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
  Dividends paid to minority interests
  Dividends paid on common stock                                                                                                                                            (6.6)          (3.5)          (0.7)
  Dividends paid on preferred stock                                                               (0.1)          (1.0)          (0.4)
  Long-term debt, net                                                                                            (5.0)         (37.2)                         (1.5)          (6.5)          (4.0)          (2.7)           0.1
  Investment in common stock                                                          3.4
  Capital contribution from parent                                                   15.4
  Subordinated notes payable to parent, net                                        (75.5)
  Changes in short-term debt                                                         73.0                       (35.0)         (24.2)          (1.2)          (1.2)                         (0.4)            1.1
  Return of capital to minority interests and related premium
  Repurchase of common stock                                                                                                                                                (3.6)          (2.0)          (0.4)
  Preferred stock retirements & premium on redemption of preferred                                               (9.8)
  Other
---------------------------------------------------------------------------
                                                                          -----------------------------------------------------------------------------------------------------------------------------------------------------

  Net cash provided by (used in) financing activities                               $16.3        ($0.1)        ($50.8)        ($61.8)         ($1.2)         ($2.7)        ($16.7)         ($9.9)         ($2.7)          $0.1
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents                                 71.5          81.1          (0.5)          (0.4)            3.6                           0.7                                       (0.1)
Cash and cash equivalents at beginning of year                                      415.6          22.4            5.3            2.1            0.2            0.1            3.3                           0.1           0.1
---------------------------------------------------------------------------
                                                                          -----------------------------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents at end of year                                           $487.1        $103.5           $4.8           $1.7           $3.8           $0.1           $4.0           $0.0           $0.1          $0.0
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(PAGE)

Page 3D

                                                  NATIONAL GRID USA
                                        CONSOLIDATING STATEMENT OF CASH FLOWS
                                              YEAR ENDED MARCH 31, 2002
                                 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
                                                     (Continued)

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            NEES            EUA           METRO          NGUSA               NMH                  TOTAL               NGUSA
                                                                             WAYFINDER      NEESCOM        ENERGY         ENERGY          WEST          SERVICE          CONSOLIDATED          ADJUSTMENTS         CONSOLIDATED
                                                                                                                            INV                         COMPANY                               & ELIMINATIONS
                                                                                                                                                                                               INCR/(DECR)
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Financing Activities:
  Dividends paid to minority interests                                                                                                                                                                    (4.9)               (4.9)
  Dividends paid on common stock                                                                                                                             (1.9)                                        12.7
  Dividends paid on preferred stock                                                                                                                                                                         1.5
  Long-term debt, net                                                               (3.3)          23.3         (13.0)                         (1.5)                                (130.0)                 0.9             (180.4)
  Investment in common stock                                                                                                                                                                              (3.4)
  Capital contribution from parent                                                                                                                                                                                             15.4
  Subordinated notes payable to parent, net                                                                                                                                                                75.5
  Changes in short-term debt                                                                                                                                   30.1                   343.0             (692.4)             (307.2)
  Return of capital to minority interests and related premium                                                                                                                                             (2.4)               (2.4)
  Repurchase of common stock                                                                                                                                                                               6.0
  Preferred stock retirements & premium on redemption of preferred                                                                                                                  (393.3)               393.6               (9.5)
  Other                                                                                                                                                                               (0.3)                 0.3
---------------------------------------------------------------------------
                                                                          ----------------------------------------------------------------------------------------------------------------------------------------------------------

  Net cash provided by (used in) financing activities                              ($3.3)         $23.3        ($13.0)                        ($1.5)          $28.2                ($180.6)            ($212.6)            ($489.0)
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents                                (0.5)         (0.4)          (0.1)            4.3          (0.2)            1.8                 (204.8)              (13.2)              (57.2)
Cash and cash equivalents at beginning of year                                        0.5           0.7            0.1            4.1            0.2                                  312.6             (576.7)               190.7
---------------------------------------------------------------------------
                                                                          ----------------------------------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents at end of year                                             $0.0          $0.3           $0.0           $8.4           $0.0           $1.8                  $107.8            ($589.9)              $133.5
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(PAGE)

Page 4A

                                                  NATIONAL GRID USA
                                    CONSOLIDATING STATEMENT OF RETAINED EARNINGS
                                              YEAR ENDED MARCH 31, 2002
                                 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                              NGUSA                         MASS          NARR          GRANITE         NANT                                                      NG TRANS
                                                            (PARENT)          NEP         ELECTRIC      ELECTRIC         STATE        ELECTRIC        NEHTECI         NEHTC          NEET          SERVICE
                                                                                                                                                                                                    CORP

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Retained earnings (deficit) at beginning of year                    73.1           60.1          20.9           16.6            1.8            0.0            0.3            0.3            0.2          (0.1)

Additions:

Net income after preferred dividends of subsidiaries               244.0           76.8          72.5           45.2            3.5            0.8            6.0            3.6            0.5          (0.2)
Currency translation adjustment

Deductions:

Common dividends declared/paid                                                      0.1           0.8            0.4                                          6.0            3.5            0.5
Repurchase of common stock                                                                        0.3                                                                                       0.1
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Retained earnings (deficit) at end of year                        $317.1         $136.8         $92.3          $61.4           $5.3           $0.8           $0.3           $0.4           $0.1         ($0.3)
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(PAGE)

Page 4B

                                                  NATIONAL GRID USA
                                    CONSOLIDATING STATEMENT OF RETAINED EARNINGS
                                              YEAR ENDED MARCH 31, 2002
                                 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
                                                     (Continued)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                           NEES            EUA           METRO          NGUSA               NMH                  TOTAL               NGUSA
                                                           WAYFINDER       NEESCOM        ENERGY         ENERGY          WEST          SERVICE          CONSOLIDATED          ADJUSTMENTS         CONSOLIDATED
                                                                                                           INV                         COMPANY                               & ELIMINATIONS
                                                                                                                                                                              INCR/(DECR)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Retained earnings (deficit) at beginning of year                    0.1          (4.1)          (0.1)            0.3            1.0            1.9                     0.0              (99.2)                73.1

Additions:

Net income after preferred dividends of subsidiaries                0.1            2.3            0.1            0.5            0.9            0.5                    30.4             (243.5)               244.0
Currency translation adjustment

Deductions:

Common dividends declared/paid                                                                                                                 1.9                     0.0              (13.2)                 0.0
Repurchase of common stock                                                                                                                                             0.0               (0.4)                 0.0
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Retained earnings (deficit) at end of year                         $0.2         ($1.8)           $0.0           $0.8           $1.9           $0.5                   $30.4            ($329.1)              $317.1
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(PAGE)

                                            NIAGARA MOHAWK HOLDINGS, INC.
                                           CONSOLIDATING INCOME STATEMENT
                                              YEAR ENDED MARCH 31, 2002
                                 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                    NMH, INC.                  NMPC                  OPINAC NA                    TOTAL                        NMH
                                                                                           CONSOLIDATED            CONSOLIDATED                ADJUSTMENTS                 CONSOLIDATED
                                                                                                                                              & ELIMINATIONS
                                                                                                                                               INCR/(DECR)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUE                                                                                       689.7                                                                            689.7
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Operating expenses:
Fuel for generation
Purchased electric energy                                                                               231.7                                                                            231.7
Gas purchased                                                                                            83.5                                                                             83.5
Other operation                                                                   0.2                   122.4                      0.4                         (4.4)                     118.6
Maintenance                                                                                              36.0                                                                             36.0
Depreciation and amortization                                                                            56.4                                                    4.4                      60.8
Taxes, other than income taxes                                                                           40.9                                                                             40.9
Income taxes                                                                      0.6                    26.4                    (0.1)                                                    26.9
-------------------------------------------------------------
                                                            -----------------------------------------------------------------------------------------------------------------------------------
Total operating expenses                                                          0.8                   597.3                      0.3                         (0.0)                     598.4
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME                                                                (0.8)                    92.4                    (0.3)                           0.0                      91.3
Other income:
Allowance for equity funds used during construction                                                       0.2                                                                              0.2
Equity in income of companies                                                    31.0                     0.5                      0.4                        (31.0)                       0.9
Other income (expense), net                                                       0.2                     0.1                      0.3                           5.8                       6.4
-------------------------------------------------------------
                                                            -----------------------------------------------------------------------------------------------------------------------------------
Operating and other income                                                       30.4                    93.2                      0.4                        (25.2)                      98.8
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Interest:
Interest on long-term debt                                                                               59.4                                                                             59.4
Other interest                                                                                            3.4                                                    5.8                       9.2
Allowance for borrowed funds used during construction                                                   (0.2)                                                                            (0.2)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total interest                                                                                           62.6                                                    5.8                      68.4
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Income after interest                                                            30.4                    30.6                      0.4                        (31.0)                      30.4
Preferred dividends and net (gain)/loss on
    reacquisition of preferred stock of subsidiaries
Minority interests
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                               $30.4                   $30.6                     $0.4                       ($31.0)                     $30.4
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(PAGE)

                                            NIAGARA MOHAWK HOLDINGS, INC.
                                             CONSOLIDATING BALANCE SHEET
                                                  AT MARCH 31, 2002
                                 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                            NMH, INC.                    NMPC                   OPINAC NA                    TOTAL                        NMH
                                                                                                                     CONSOLIDATED              CONSOLIDATED               ADJUSTMENTS                 CONSOLIDATED
                                                                                                                                                                         & ELIMINATIONS
                                                                                                                                                                          INCR/(DECR)
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
ASSETS
          Utility plant, at original cost                                                                                        6,650.4                                                                           6,650.4
          Less accumulated depreciation and amortization                                                                         2,226.5                                                                           2,226.5
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 4,423.9                                                                           4,423.9
          Construction work in progress                                                                                            180.7                                                   0.5                       181.2
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
          Net utility plant                                                                                                      4,604.6                                                   0.5                     4,605.1
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
          Investments in nuclear power companies, at equity
          Investments in other subsidiaries, at equity                                                 3,034.8                      19.9                                             (3,054.7)
          Other investments at cost                                                                                                 75.9                                                  19.9                        95.8
          Current assets                                                                                  87.4                     668.9                     111.2                       123.7                       991.2
          Goodwill, net of amortization                                                                 (10.1)                   1,145.6                                                                           1,135.5
          Deferred charges and other assets                                                                                      5,505.8                                               (155.7)                     5,350.1
-------------------------------------------------------------------------------------
                                                                                    ---------------------------------------------------------------------------------------------------------------------------------------
          Total assets                                                                                $3,112.1                 $12,020.7                    $111.2                  ($3,066.3)                   $12,177.7
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
CAPITALIZATION AND LIABILITIES
          Common equity                                                                                3,101.1                   2,939.7                      95.1                   (3,034.8)                     3,101.1
          Minority interests in consolidated subsidiaries
          Cumulative preferred stock                                                                                               100.4                                                                             100.4
          Long-term debt                                                                                                         4,146.6                                                                           4,146.6
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
          Total capitalization                                                                         3,101.1                   7,186.7                      95.1                   (3,034.8)                     7,348.1
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
          Current liabilities:
          Long-term debt due within 1 year                                                                                         544.6                                                                             544.6
          Short-term debt                                                                                                          419.0                                                (76.0)                       343.0
          Other current liabilities                                                                       11.0                     509.7                       5.4                      (31.0)                       495.1
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
          Total current liabilities                                                                       11.0                   1,473.3                       5.4                     (107.0)                     1,382.7
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
          Deferred federal and state income taxes                                                                                1,060.2                      10.7                                                 1,070.9
          Unamortized investment tax credits                                                                                        49.1                                                                              49.1
          Other reserves and deferred credits                                                                                    2,251.4                                                  75.5                     2,326.9
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
          Total capitalization and liabilities                                                        $3,112.1                 $12,020.7                    $111.2                  ($3,066.3)                   $12,177.7
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(PAGE)

Page 7A

                                            NIAGARA MOHAWK HOLDINGS, INC.
                                        CONSOLIDATING STATEMENT OF CASH FLOWS
                                              YEAR ENDED MARCH 31, 2002
                                 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                NMH, INC.                    NMPC                   OPINAC NA                     TOTAL                        NMH
                                                                                                         CONSOLIDATED              CONSOLIDATED                ADJUSTMENTS                 CONSOLIDATED
                                                                                                                                                             & ELIMINATIONS
                                                                                                                                                               INCR/(DECR)
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

OPERATING ACTIVITIES:
  Net income                                                                                  30.4                      30.6                       0.4                       (31.0)                        30.4
  Adjustments to reconcile net income to net
      cash provided by (used in) operating activities:
    Decrease (increase) in undistributed earnings of subsidiaries                           (30.7)                                                                             30.7
    Depreciation and amortization                                                                                       56.4                                                    4.4                        60.8
    Deferred income taxes and investment tax credits, net                                                               44.6                                                 (44.6)
    Allowance for funds used during construction                                                                                                                              (0.4)                       (0.4)
    Minority interests
    Decrease (increase) in other current assets                                             (86.8)                   (108.6)                       1.1                        109.0                      (85.3)
    Decrease (increase) in regulatory and other non-current assets                                                    (17.2)                       1.2                       (98.2)                     (114.2)
    Increase (decrease) in payables and other current liabilities                             11.0                      17.4                       0.3                       (72.5)                      (43.8)
    Increase (decrease) in purchased power obligations
    Increase (decrease) in other non-current liabilities
    Other, net                                                                                                        (44.7)                     (0.1)                        185.4                       140.6
-------------------------------------------------------------------------
                                                                        ----------------------------------------------------------------------------------------------------------------------------------------

  Net cash provided by (used in) operating activities                                      ($76.1)                   ($21.5)                      $2.9                        $82.8                     ($11.9)
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

INVESTING ACTIVITIES:
  Plant expenditures, excluding allowance for funds
      used during construction                                                                                        (25.1)                                                  (0.2)                      (25.3)
  Change in assets held for sale
  Decrease (increase) in other investing activities                                                                      9.3                       0.1                          3.6                        13.0
-------------------------------------------------------------------------
                                                                        ----------------------------------------------------------------------------------------------------------------------------------------

  Net cash provided by (used in) investing activities                                                                ($15.8)                      $0.1                         $3.4                     ($12.3)
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(PAGE)

Page 7B

                                            NIAGARA MOHAWK HOLDINGS, INC.
                                        CONSOLIDATING STATEMENT OF CASH FLOWS
                                              YEAR ENDED MARCH 31, 2002
                                 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
                                                     (Continued)

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                  NMH, INC.                    NMPC                   OPINAC NA                     TOTAL                        NMH
                                                                                                           CONSOLIDATED              CONSOLIDATED                ADJUSTMENTS                CONSOLIDATED
                                                                                                                                                               & ELIMINATIONS
                                                                                                                                                                 INCR/(DECR)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

FINANCING ACTIVITIES:
  Dividends paid to minority interests
  Dividends paid on common stock
  Dividends paid on preferred stock
  Long-term debt, net                                                                                                  (131.2)                                                    1.2                    (130.0)
  Investment in common stock
  Capital contribution from parent
  Subordinated notes payable to parent, net
  Changes in short-term debt                                                                                             419.0                                                 (76.0)                      343.0
  Return of capital to minority interests and related premium
  Repurchase of common stock
  Preferred stock retirements & premium on redemption of preferred                                                     (390.3)                                                  (3.0)                    (393.3)
  Other                                                                                        (0.3)                     (2.4)                     (0.5)                          2.9                      (0.3)
---------------------------------------------------------------------------
                                                                          ---------------------------------------------------------------------------------------------------------------------------------------

  Net cash provided by (used in) financing activities                                         ($0.3)                  ($104.9)                    ($0.5)                      ($74.9)                   ($180.6)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents                                          (76.4)                   (142.2)                       2.5                         11.3                    (204.8)
Cash and cash equivalents at beginning of year                                                  77.0                     173.7                      85.2                       (23.3)                      312.6
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents at end of year                                                        $0.6                     $31.5                     $87.7                      ($12.0)                     $107.8
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                            NIAGARA MOHAWK HOLDINGS, INC.
                                    CONSOLIDATING STATEMENT OF RETAINED EARNINGS
                                              YEAR ENDED MARCH 31, 2002
                                 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                   NMH, INC.                    NMPC                   OPINAC NA                     TOTAL                           NMH
                                                                                            CONSOLIDATED              CONSOLIDATED                ADJUSTMENTS                    CONSOLIDATED
                                                                                                                                                 & ELIMINATIONS
                                                                                                                                                  INCR/(DECR)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Retained earnings at beginning of year                                            0.0                       0.0                       0.0                           0.0                             0.0

Additions:

Net income after preferred dividends of subsidiaries                             30.4                      30.6                       0.4                        (31.0)                            30.4
Currency translation adjustment                                                                                                     (0.5)                           0.5                             0.0

Deductions:

Common dividends declared/paid
Repurchase of common stock                                                                                  1.3                                                   (1.3)                             0.0
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Retained earnings (deficit) at end of year                                      $30.4                     $29.3                    ($0.1)                       ($29.2)                           $30.4
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                          NIAGARA MOHAWK POWER CORPORATION
                                           CONSOLIDATING INCOME STATEMENT
                                              YEAR ENDED MARCH 31, 2002
                                 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                   NMPC                NMR                   NMR                        TOTAL                        NMPC
                                                                                     CORP II                 LLC                     ADJUSTMENTS                 CONSOLIDATED
                                                                                                                                   & ELIMINATIONS
                                                                                                                                     INCR/(DECR)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

OPERATING REVENUE                                                         689.7                                                                                                689.7
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Operating expenses:
Fuel for generation
Purchased electric energy                                                 231.7                                                                                                231.7
Gas purchased                                                              83.5                                                                                                 83.5
Other operation                                                           122.0                 0.0                     0.4                          (0.1)                     122.3
Maintenance                                                                36.0                                                                                                 36.0
Depreciation and amortization                                              56.4                                                                                                 56.4
Taxes, other than income taxes                                             40.9                                                                                                 40.9
Income taxes                                                               26.4                 0.0                                                  (0.0)                      26.4
-------------------------------------------------------------
                                                            -------------------------------------------------------------------------------------------------------------------------
Total operating expenses                                                  596.8                 0.0                     0.4                          (0.1)                     597.2
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME                                                           92.9               (0.0)                   (0.4)                            0.1                      92.6
Other income:
Allowance for equity funds used during construction                         0.2                                                                      (0.1)                       0.1
Equity in income of companies                                               1.8                                                                      (1.3)                       0.5
Other income (expense), net                                                 2.2                 0.0                     3.6                          (5.7)                       0.1
-------------------------------------------------------------
                                                            -------------------------------------------------------------------------------------------------------------------------
Operating and other income                                                 97.1                 0.0                     3.2                          (7.0)                      93.3
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Interest:
Interest on long-term debt                                                 59.3                                                                        0.1                      59.4
Other interest                                                              7.3                                         1.9                          (5.8)                       3.4
Allowance for borrowed funds used during construction                     (0.1)                                                                      (0.1)                     (0.2)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total interest                                                             66.5                                         1.9                          (5.8)                      62.6
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Income after interest                                                      30.6                 0.0                     1.3                          (1.3)                      30.6
Preferred dividends and net (gain)/loss on
    reacquisition of preferred stock of subsidiaries
Minority interests
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                         $30.6                $0.0                    $1.3                         ($1.3)                     $30.6
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                          NIAGARA MOHAWK POWER CORPORATION
                                             CONSOLIDATING BALANCE SHEET
                                                  AT MARCH 31, 2002
                                 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                        NMPC              NMR                  NMR                      TOTAL                        NMPC
                                                                                                        CORP II                LLC                   ADJUSTMENTS                 CONSOLIDATED
                                                                                                                                                    & ELIMINATIONS
                                                                                                                                                     INCR/(DECR)
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
ASSETS
       Utility plant, at original cost                                                      6,650.4                                                                                           6,650.4
       Less accumulated depreciation and amortization                                       2,226.5                                                                                           2,226.5
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                            4,423.9                                                                                           4,423.9
       Construction work in progress                                                          180.7                                                                                             180.7
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
       Net utility plant                                                                    4,604.6                                                                                           4,604.6
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
       Investments in nuclear power companies, at equity
       Investments in other subsidiaries, at equity                                           239.4                                                               (219.5)                        19.9
       Other investments at cost                                                               75.9                                                                                              75.9
       Current assets                                                                         435.8              0.1                    448.3                     (215.3)                       668.9
       Goodwill, net of amortization                                                        1,145.6                                                                                           1,145.6
       Deferred charges and other assets                                                    5,505.8                                                                                                 5,505.8
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
       Total assets                                                                       $12,007.1             $0.1                   $448.3                    ($434.8)                   $12,020.7
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------
CAPITALIZATION AND LIABILITIES
       Common equity                                                                        2,939.7              0.1                    219.5                     (219.6)                     2,939.7
       Minority interests in consolidated subsidiaries
       Cumulative preferred stock                                                             100.4                                                                                             100.4
       Long-term debt                                                                       4,146.6                                                                                           4,146.6
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
       Total capitalization                                                                 7,186.7              0.1                    219.5                     (219.6)                     7,186.7
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
       Current liabilities:
       Long-term debt due within 1 year                                                       544.6                                                                                             544.6
       Short-term debt                                                                        419.0                                     250.0                     (250.0)                       419.0
       Other current liabilities                                                              496.1                                    (21.2)                        34.8                       509.7
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
       Total current liabilities                                                            1,459.7                                     228.8                     (215.2)                     1,473.3
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
       Deferred federal and state income taxes                                              1,060.2                                                                                           1,060.2
       Unamortized investment tax credits                                                      49.1                                                                                              49.1
       Other reserves and deferred credits                                                  2,251.4                                                                                           2,251.4
----------------------------------------------------------------------------------
                                                                                 ---------------------------------------------------------------------------------------------------------------------
       Total capitalization and liabilities                                               $12,007.1             $0.1                   $448.3                    ($434.8)                   $12,020.7
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Page 11A

                                          NIAGARA MOHAWK POWER CORPORATION
                                        CONSOLIDATING STATEMENT OF CASH FLOWS
                                              YEAR ENDED MARCH 31, 2002
                                 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                               NMPC              NMR                  NMR                       TOTAL                        NMPC
                                                                                               CORP II                LLC                    ADJUSTMENTS                 CONSOLIDATED
                                                                                                                                            & ELIMINATIONS
                                                                                                                                             INCR/(DECR)
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

OPERATING ACTIVITIES:
  Net income                                                                          30.6                                       1.3                         (1.3)                       30.6
  Adjustments to reconcile net income to net
      cash provided by (used in) operating activities:
    Decrease (increase) in undistributed earnings of subsidiaries
    Depreciation and amortization                                                     56.4                                                                                               56.4
    Deferred income taxes and investment tax credits, net                             44.6                                                                                               44.6
    Allowance for funds used during construction
    Minority interests
    Decrease (increase) in other current assets                                     (92.4)                                   (132.9)                         116.7                    (108.6)
    Decrease (increase) in regulatory and other non-current assets                  (17.2)                                                                                             (17.2)
    Increase (decrease) in payables and other current liabilities                      7.2                                      15.9                         (5.7)                       17.4
    Increase (decrease) in purchased power obligations
    Increase (decrease) in other non-current liabilities
    Other, net                                                                      (45.3)                                                                     0.6                     (44.7)
-------------------------------------------------------------------------
                                                                        ----------------------------------------------------------------------------------------------------------------------

  Net cash provided by (used in) operating activities                              ($16.1)                                  ($115.7)                        $110.3                    ($21.5)
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

INVESTING ACTIVITIES:
  Plant expenditures, excluding allowance for funds
      used during construction                                                      (25.1)                                                                                             (25.1)
  Change in assets held for sale
  Decrease (increase) in other investing activities                                    7.6                                     112.0                       (110.3)                        9.3
-------------------------------------------------------------------------
                                                                        ----------------------------------------------------------------------------------------------------------------------

  Net cash provided by (used in) investing activities                              ($17.5)                                    $112.0                      ($110.3)                    ($15.8)
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Page 11B

                                          NIAGARA MOHAWK POWER CORPORATION
                                        CONSOLIDATING STATEMENT OF CASH FLOWS
                                              YEAR ENDED MARCH 31, 2002
                                 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
                                                     (Continued)

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                NMPC              NMR                   NMR                       TOTAL                       NMPC
                                                                                                CORP II                 LLC                    ADJUSTMENTS                CONSOLIDATED
                                                                                                                                             & ELIMINATIONS
                                                                                                                                               INCR/(DECR)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

FINANCING ACTIVITIES:
  Dividends paid to minority interests
  Dividends paid on common stock
  Dividends paid on preferred stock
  Long-term debt, net                                                               (131.2)                                                                                            (131.2)
  Investment in common stock
  Capital contribution from parent
  Subordinated notes payable to parent, net
  Changes in short-term debt                                                          419.0                                                                                              419.0
  Return of capital to minority interests and related premium
  Repurchase of common stock
  Preferred stock retirements & premium on redemption of preferred                  (390.2)                                                                                            (390.2)
  Other                                                                               (2.4)                                                                                              (2.4)
---------------------------------------------------------------------------
                                                                          ---------------------------------------------------------------------------------------------------------------------

  Net cash provided by (used in) financing activities                              ($104.8)                                                                                           ($104.8)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents                                (138.4)                                      (3.7)                          0.0                    (142.1)
Cash and cash equivalents at beginning of year                                        169.9                                        3.7                          0.1                      173.7
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents at end of year                                              $31.5              $0.0                     $0.0                         $0.1                      $31.6
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                          NIAGARA MOHAWK POWER CORPORATION
                                    CONSOLIDATING STATEMENT OF RETAINED EARNINGS
                                              YEAR ENDED MARCH 31, 2002
                                 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                               NMPC              NMR                   NMR                       TOTAL                          NMPC
                                                                               CORP II                 LLC                    ADJUSTMENTS                   CONSOLIDATED
                                                                                                                             & ELIMINATIONS
                                                                                                                              INCR/(DECR)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Retained earnings at beginning of year                                0.0               0.0                      0.0                                                          0.0

Additions:

Net income after preferred dividends of subsidiaries                  30.6                                        1.3                         (1.3)                           30.6
Currency translation adjustment

Deductions:

Common dividends declared/paid
Repurchase of common stock                                             1.3                                                                                                    1.3
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Retained earnings (deficit) at end of year                           $29.3             $0.0                      $1.3                       ($1.3)                           $29.3
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                             OPINAC NORTH AMERICA, INC.
                                          CONSOLIDATING STATEMENT OF INCOME
                                              YEAR ENDED MARCH 31, 2002
                                 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                  OPINAC                OPINAC                       TOTAL                     OPINAC NA
                                                                 NA, INC.               ENERGY                    ADJUSTMENTS                 CONSOLIDATED
                                                                                                                & ELIMINATIONS
                                                                                                                  INCR/(DECR)
------------------------------------------------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUE
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Operating expenses:
Fuel for generation
Purchased electric energy
Gas purchased
Other operation                                                             0.4                                                                               0.4
Maintenance
Depreciation and amortization
Taxes, other than income taxes
Income taxes                                                              (0.1)                                                                             (0.1)
-------------------------------------------------------------
                                                            ------------------------------------------------------------------------------------------------------
Total operating expenses                                                    0.3                                                                               0.3
------------------------------------------------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME                                                          (0.3)                                                                             (0.3)
Other income:
Allowance for equity funds used during construction
Equity in income of companies                                               0.7                      0.4                          (0.7)                       0.4
Other income (expense), net                                                                          0.3                                                      0.3
-------------------------------------------------------------
                                                            ------------------------------------------------------------------------------------------------------
Operating and other income                                                  0.4                      0.7                          (0.7)                       0.4
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Interest:
Interest on long-term debt
Other interest
Allowance for borrowed funds used during construction
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total interest
------------------------------------------------------------------------------------------------------------------------------------------------------------------
Income after interest                                                       0.4                      0.7                          (0.7)                       0.4
Preferred dividends and net (gain)/loss on
    reacquisition of preferred stock of subsidiaries
Minority interests
------------------------------------------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                          $0.4                     $0.7                         ($0.7)                      $0.4
------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                             OPINAC NORTH AMERICA, INC.
                                             CONSOLIDATING BALANCE SHEET
                                                  AT MARCH 31, 2002
                                 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

---------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                       OPINAC               OPINAC                     TOTAL                     OPINAC NA
                                                                      NA, INC.              ENERGY                  ADJUSTMENTS                 CONSOLIDATED
                                                                                                                   & ELIMINATIONS
                                                                                                                    INCR/(DECR)
---------------------------------------------------------------------------------------------------------------------------------------------------------------------
ASSETS
          Utility plant, at original cost
          Less accumulated depreciation and amortization
---------------------------------------------------------------------------------------------------------------------------------------------------------------------
          Construction work in progress
---------------------------------------------------------------------------------------------------------------------------------------------------------------------
          Net utility plant
---------------------------------------------------------------------------------------------------------------------------------------------------------------------
          Investments in nuclear power companies, at equity
          Investments in other subsidiaries, at equity
          Other investments at cost                                           104.1                                              (104.1)
          Current assets                                                        3.4                    107.7                         0.1                       111.2
          Goodwill, net of amortization
          Deferred charges and other assets
---------------------------------------------------------------------------------------------------------------------------------------------------------------------
          Total assets                                                       $107.5                   $107.7                    ($104.0)                      $111.2
---------------------------------------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------
CAPITALIZATION AND LIABILITIES
          Common equity                                                        95.1                    101.4                     (101.4)                        95.1
          Minority interests in consolidated subsidiaries
          Cumulative preferred stock                                                                     2.6                       (2.6)
          Long-term debt
---------------------------------------------------------------------------------------------------------------------------------------------------------------------
          Total capitalization                                                 95.1                    104.0                     (104.0)                        95.1
---------------------------------------------------------------------------------------------------------------------------------------------------------------------
          Current liabilities:
          Long-term debt due within 1 year
          Short-term debt
          Other current liabilities                                             5.3                      0.2                         0.0                         5.5
---------------------------------------------------------------------------------------------------------------------------------------------------------------------
          Total current liabilities                                             5.3                      0.2                         0.0                         5.5
---------------------------------------------------------------------------------------------------------------------------------------------------------------------
          Deferred federal and state income taxes                               7.1                      3.5                                                    10.6
          Unamortized investment tax credits
          Other reserves and deferred credits
---------------------------------------------------------------------------------------------------------------------------------------------------------------------
          Total capitalization and liabilities                               $107.5                   $107.7                    ($104.0)                      $111.2
---------------------------------------------------------------------------------------------------------------------------------------------------------------------

Page 15A

                                             OPINAC NORTH AMERICA, INC.
                                        CONSOLIDATING STATEMENT OF CASH FLOWS
                                              YEAR ENDED MARCH 31, 2002
                                 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                 OPINAC               OPINAC                      TOTAL                      OPINAC NA
                                                                                NA, INC.              ENERGY                   ADJUSTMENTS                 CONSOLIDATED
                                                                                                                              & ELIMINATIONS
                                                                                                                               INCR/(DECR)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
  Net income                                                                              0.4                      0.7                         (0.7)                        0.4
  Adjustments to reconcile net income to net
      cash provided by (used in) operating activities:
    Decrease (increase) in undistributed earnings of subsidiaries
    Depreciation and amortization
    Deferred income taxes and investment tax credits, net
    Allowance for funds used during construction
    Minority interests
    Decrease (increase) in other current assets                                           1.5                    (0.3)                         (0.1)                        1.1
    Decrease (increase) in regulatory and other non-current assets                                                 1.2                                                      1.2
    Increase (decrease) in payables and other current liabilities                         0.1                      0.2                         (0.0)                        0.3
    Increase (decrease) in purchased power obligations
    Increase (decrease) in other non-current liabilities
    Other, net                                                                                                   (0.1)                                                    (0.1)
-----------------------------------------------------------------------------
                                                                            ----------------------------------------------------------------------------------------------------
  Net cash provided by (used in) operating activities                                    $2.0                     $1.7                        ($0.8)                       $2.9
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
  Plant expenditures, excluding allowance for funds
      used during construction
  Change in assets held for sale
  Decrease (increase) in other investing activities                                     (0.2)                                                    0.3                        0.1
-----------------------------------------------------------------------------
                                                                            ----------------------------------------------------------------------------------------------------
  Net cash provided by (used in) investing activities                                  ($0.2)                                                   $0.3                       $0.1
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Page 15B

                                             OPINAC NORTH AMERICA, INC.
                                        CONSOLIDATING STATEMENT OF CASH FLOWS
                                              YEAR ENDED MARCH 31, 2002
                                 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
                                                     (Continued)

                                                                                 OPINAC               OPINAC                      TOTAL                      OPINAC NA
                                                                                NA, INC.              ENERGY                   ADJUSTMENTS                 CONSOLIDATED
                                                                                                                              & ELIMINATIONS
                                                                                                                               INCR/(DECR)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
  Dividends paid to minority interests
  Dividends paid on common stock
  Dividends paid on preferred stock
  Long-term debt, net
  Investment in common stock
  Capital contribution from parent
  Subordinated notes payable to parent, net
  Changes in short-term debt
  Return of capital to minority interests and related premium
  Repurchase of common stock
  Preferred stock retirements & premium on redemption of preferred
  Other                                                                                 (0.5)                    (0.5)                           0.5                      (0.5)
-----------------------------------------------------------------------------
                                                                            ----------------------------------------------------------------------------------------------------
  Net cash provided by (used in) financing activities                                  ($0.5)                   ($0.5)                          $0.5                     ($0.5)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents                                      1.3                      1.2                                                      2.5
Cash and cash equivalents at beginning of year                                            1.3                     83.9                                                     85.2
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents at end of year                                                 $2.6                    $85.1                          $0.0                      $87.7
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                             OPINAC NORTH AMERICA, INC.
                                    CONSOLIDATING STATEMENT OF RETAINED EARNINGS
                                              YEAR ENDED MARCH 31, 2002
                                 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

-------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                OPINAC               OPINAC                      TOTAL                        OPINAC NA
                                                               NA, INC.              ENERGY                   ADJUSTMENTS                   CONSOLIDATED
                                                                                                             & ELIMINATIONS
                                                                                                              INCR/(DECR)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------

Retained earnings at beginning of year                                  0.0                      0.0                                                          0.0

Additions:

Net income after preferred dividends of subsidiaries                     0.4                      0.7                         (0.7)                            0.4
Currency translation adjustment                                        (0.5)                                                                                 (0.5)

Deductions:

Common dividends declared/paid
Repurchase of common stock
                                                                                                                                   --------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Retained earnings (deficit) at end of year                            ($0.1)                     $0.7                        ($0.7)                         ($0.1)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------